Exhibit 10.1

FIRST SUPPLEMENTAL INDENTURE

First Supplemental Indenture (this “First Supplemental Indenture”), dated as of July 30, 2024, among Kronos International, Inc., a Delaware corporation (the “Issuer”), the guarantors listed on the signature pages hereto (the “Guarantors”), Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), and Deutsche Bank Trust Company Americas, as paying agent, transfer agent and registrar.

W I T N E S S E T H

WHEREAS, the Issuer has executed and delivered to the Trustee an indenture, dated as of February 12, 2024 (the “Base Indenture”), as amended, modified or supplemented from time to time, including by this First Supplemental Indenture (the Base Indenture and the First Supplemental Indenture, together, the “Indenture”), providing for the issuance of the Issuer’s 9.50% Senior Secured Notes due 2029 (the “Notes”) and pursuant to which the Issuer has duly issued the Original Notes in the aggregate principal amount of €276,174,000;

WHEREAS, Section 2.01 of the Base Indenture provides that Additional Notes may be created and issued from time to time under the Indenture by the Issuer without notice to or consent of the Holders and that such Additional Notes shall be consolidated with and form a single class with the Original Notes and shall have the same terms as to status, redemption or otherwise as the Original Notes, subject to the Issuer’s compliance with Section 4.03 of the Base Indenture;

WHEREAS, pursuant to Section 9.01(x) of the Base Indenture, the Trustee, the Collateral Agent, the Issuer and the Guarantors are authorized to execute and deliver this First Supplemental Indenture without the consent of the Holders of the Notes;

WHEREAS, the Issuer and the Guarantors have authorized the execution and delivery of this First Supplemental Indenture for the purpose of issuing €75,000,000 in aggregate principal amount of Additional Notes (the “New Notes”); and

WHEREAS, the execution and delivery of this First Supplemental Indenture has been duly authorized by the parties hereto, and all conditions and requirements necessary to make this First Supplemental Indenture a valid and binding agreement of the Issuer and the Guarantors enforceable in accordance with its terms have been duly performed and complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(1)Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Base Indenture.
(2)Execution and Delivery.  The Issuer and each of the Guarantors hereby represents and warrants to and agrees that it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this First Supplemental Indenture and this First Supplemental Indenture has been duly and validly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and the terms of the Indenture.

(3)New Notes.  As of the date hereof, the Issuer will issue, and the Trustee is directed to authenticate and deliver, the New Notes under the Indenture, substantially in the form of Exhibit A to the Base Indenture. The New Notes shall constitute Additional Notes and be governed under the Indenture and executed and delivered in the manner contemplated therein. The New Notes will be issued at an issue price of 107.500%, plus accrued and unpaid interest from February 12, 2024.  Interest on the New Notes shall accrue from February 12, 2024 and the first interest payment date shall be September 15, 2024. The New Notes shall initially be evidenced by one or more Global Notes substantially in the form of Exhibit A to the Base Indenture (each a “Global Note”). The Global Notes initially shall (i) be registered in the name of BT Globenet Nominees Limited, (ii) be delivered to the Common Depositary and (iii) bear the Restricted Notes Legend.  The Issuer and each Guarantor reaffirms its prior grant of liens on the Notes Collateral pursuant to the Security Documents to secure the New Notes. Each Guarantor reaffirms its Guarantee set forth in Article Ten of the Indenture with regard to such New Notes.
(4)Governing Law; Jury Trial Waiver.  THIS FIRST SUPPLEMENTAL INDENTURE AND THE NEW NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE).  EACH OF THE ISSUER, THE GUARANTORS, THE TRUSTEE AND THE COLLATERAL AGENT, AND EACH HOLDER OF A NEW NOTE BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE NEW NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(5)Counterparts.  The parties may sign any number of copies of this First Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  One signed copy is enough to prove this First Supplemental Indenture.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Counterparts may be delivered via facsimile, electronic mail (including via www.docusign.com and any other electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(6)Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.
(7)The Trustee and the Collateral Agent.  Each of the Trustee and the Collateral Agent accepts the amendment of the Indenture effected by this First Supplemental Indenture, but only upon the terms and conditions set forth in this First Supplemental Indenture.  Neither the Trustee nor the Collateral Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors.
(8)Ratification of Indenture; First Supplemental Indenture Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUER

KRONOS INTERNATIONAL, INC.

By:/s/ Tim C. Hafer

Name:Tim C. Hafer
Title:Chief Financial Officer

GUARANTORS

KRONOS WORLDWIDE, INC.

By:/s/ Tim C. Hafer

Name:Tim C. Hafer
Title:Chief Financial Officer

KRONOS LOUISIANA, INC.

By:/s/ Tim C. Hafer

Name:Tim C. Hafer
Title:Chief Financial Officer

KRONOS (US), INC.

By:/s/ Tim C. Hafer

Name:Tim C. Hafer
Title:Chief Financial Officer

[Signature page to First Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee and Collateral Agent

By:/s/ Irina Golovashchuk

Name:Irina Golovashchuk
Title:Vice President

By:/s/ Annie Jaghatspanyan

Name:Annie Jaghatspanyan
Title:Vice President

[Signature page to First Supplemental Indenture]